Company Overview January 2016 Exhibit 99.1

Disclaimer Special Note Regarding Forward-Looking Statements This presentation and the accompanying oral presentation include express and implied forward-looking statements regarding the current expectations, estimates, opinions and beliefs of Aduro Biotech, Inc. (“Aduro”) that are not historical facts. These forward-looking statements include statements regarding Aduro’s expectations for its product candidates (including their therapeutic and commercial potential, anticipated future development activities, anticipated timing of development activities, the indications Aduro and its collaborators plan to pursue, anticipated submissions to the U.S. Food and Drug Administration, potential for eventual regulatory approval, commercialization and launch of Aduro’s product candidates), future results of operations and financial position, business strategy, strategic collaborations, any royalty or milestone payments and Aduro’s ability to obtain and maintain intellectual property protection for its product candidates. Such forward-looking statements may be identified by words such as “believes”, “may”, “will”, “expects”, “endeavors”, “anticipates”, “intends”, “plans”, “estimates”, “projects”, “should”, “objective” and variations of such words and similar words. Forward-looking statements are not guarantees of future performance and are subject to risks and uncertainties that could cause actual results and events to differ materially from those anticipated, including, but not limited to, Aduro’s history of net operating losses and uncertainty regarding its ability to achieve profitability, Aduro’s ability to develop and commercialize its product candidates, Aduro’s ability to use and expand its technology platforms to build a pipeline of product candidates, Aduro’s dependence on its lead product candidate, CRS-207, and GVAX Pancreas, Aduro’s ability to obtain and maintain regulatory approval of its product candidates, Aduro’s inability to operate in a competitive industry and compete successfully against competitors that have greater resources than it does, Aduro’s reliance on third parties, and Aduro’s ability to obtain and adequately protect intellectual property rights for its product candidates. Aduro discusses many of these risks in greater detail under the heading "Risk Factors" contained in its most recent Quarterly Report on Form 10-Q which is on file with the Securities and Exchange Commission. Forward-looking statements are not guarantees of future performance, and Aduro’s actual results of operations, financial condition and liquidity, and the development of the industry in which Aduro operates, may differ materially from the forward-looking statements contained in this presentation and the accompanying oral presentation. Any forward-looking statements that Aduro makes in this presentation and the accompanying oral presentation speak only as of the date of these presentations. Except as required by law, Aduro assumes no obligation to update its forward-looking statements whether as a result of new information, future events or otherwise, after the date hereof. Nothing contained in this presentation is, or should be construed as, a recommendation, promise or representation by the presenter or Aduro or any director, employee, agent, or adviser of Aduro. This presentation does not purport to be all-inclusive or to contain all of the information you may desire. The content of this presentation is subject to copyright, which will be asserted by Aduro, and no part of this presentation may be reproduced, stored in a retrieval system, or transmitted in any form or by any means without prior permission in writing from Aduro.

Aduro Highlights Three diverse and versatile immunotherapy platforms LADD – novel, live-attenuated Listeria platform to deliver tumor antigens Survival benefit demonstrated in randomized Phase 2 trial in pancreatic cancer trial 94% disease control rate in Phase 1b mesothelioma trial Two Phase 1 trials in lung and prostate cancer underway by Janssen Pharmaceuticals Phase 1/2 trial in ovarian cancer planned in collaboration with Incyte CDN – small molecule immune modulators with broad therapeutic potential Major oncology collaboration with Novartis Phase 1 trial in accessible tumors planned Maintain rights in all ex-oncology areas, including autoimmune and infectious diseases B-select mAbs – acquired proprietary technology and preclinical assets Multiple checkpoint inhibitors and receptor-activating agonists Strategies for monotherapies and combination regimens Strong financial and IP position

2015 Accomplishments Corporate achievements Raised ~$175 million in Series D and IPO Signed $750M CDN collaboration with Novartis targeting STING pathway in oncology Acquired BioNovion, a monoclonal antibody company; launched Aduro Biotech Europe Clinical achievements Published Phase 2a pancreatic cancer results in the Journal of Clinical Oncology Initiated Phase 2b STELLAR trial in pancreatic cancer Completed enrollment in Phase 2b ECLIPSE trial in pancreatic cancer Received Orphan Drug Designation in the EU for CRS-207 in pancreatic cancer Received Orphan Drug Designation in the US and EU for CRS-207 in mesothelioma Completed enrollment in Phase 1b trial in mesothelioma Reported Phase 1b mesothelioma results at ASCO and ESMO/ECC 2015 Signed clinical trial agreement with Incyte to develop combination therapy in ovarian cancer Phase 1 trials in prostate (ADU-741) and lung cancer (ADU-214) in collaboration with Janssen

Aduro’s Place in Cancer Therapy Physicians and scientists are changing the way they think about the biology and treatment of cancer Emerging paradigm: Combinations of conventional and novel immuno-oncology therapies aimed to improve cancer patient survival Aduro has the potential to assume an important role in the transformation of cancer care with its proprietary immuno-oncology platform technologies Immuno-oncology is Transforming the Treatment of Cancer Percent Alive Years Immuno-oncology Therapies (First Generation) (2) 0 1 2 3 Targeted Therapies (1) Percent Alive Years 0 1 2 3 Percent Alive Years Future Therapy Combinations 0 1 2 3 Source: Zinkernagel et al, Frontiers in fimmu 2014. Source: Ribas et al, Clin Cancer Res 2012, 18:336.

Enhancing Therapeutic Strength through Combinations Chemo- therapy Immune Agonists Radio- therapy Checkpoint Inhibitors Targeted Therapies GVAX / Cellular Therapies LADD CDN B-select mAbs Breadth of Potential Combinations with Conventional and Novel Therapies ADURO PLATFORMS 6

LADD Platform: Promising Vector to Induce Innate & Adaptive Immunity Proprietary gene engineering for safety and efficacy Deletion of two virulence genes substantially reduces disease-causing properties Multivalent antigen cassettes for antigen expression Favorable safety profile in trials to date Induces robust immune response Broad innate response (cytokines, chemokines and NK cells) Antigen-specific adaptive T-cell response (CD4+ and CD8+ T cells) Promising clinical results Survival benefit in randomized Phase 2a trial in pancreatic cancer with GVAX Pancreas 94% disease control rate in Phase 1b trial in mesothelioma Extensive platform potential Current clinical trials in mesothelioma, pancreatic, lung, prostate and ovarian cancer Ability to engineer strains with multiple tumor-specific antigens for future indications Cost-effective manufacturing process Versatile combination strategy using conventional and novel therapies Near-term clinical evaluation with checkpoint, IDO inhibitors and chemotherapy Live, Attenuated, Double-Deleted Listeria Monocytogenes

LADD Platform Stimulates Innate Immunity Responses and Antigen-specific T Cell Responses

CDN Platform: Off-the-Shelf Patient Specific Immunity Targets and activates STING – central mediator of innate immunity Proprietary synthetic CDN structures Activate all known human STING receptors Synthetic compounds more potent than natural STING ligands Significant anti-tumor activity in pre-clinical models Induce durable antigen-specific T cell immunity Promising activity against both treated and distal tumors Multiple product opportunities Potential as single agent and combination therapy Small molecule approach to patient-specific immunotherapy Developing formulations to enable systemic delivery Cyclic Dinucleotide Small Molecule Immune Modulators

CDNs Activate Innate & Adaptive Immunity through STING

Soluble Ligands B-select Monoclonal Antibodies Targets First- or Best-in-Class Agonist and Antagonist mAbs Confidential Blocking antibodies APRIL

Aduro's Development Pipeline

Program	Indication	Combination	Discovery / Preclinical	Phase 1	Phase 2	Phase 3	
LADD Programs							
CRS-207	Pancreatic	GVAX					
	Pancreatic	GVAX+αPD-1					
	Mesothelioma	Chemo					
	Ovarian	Epacadostat					Incyte
ADU-623	Glioblastoma	None					
ADU-741	Prostate	TBD					Janssen
ADU-214	Lung	Multiple / TBD					Janssen
CDN Programs							
ADU-S100	Palpable tumors						Novartis
Adjuvant	Infectious Disease						
STING-Blok	Autoimmune						
B-select Programs							
Anti-APRIL	Oncology						
Anti-CTLA4	Oncology						
Anti-CD27 agonist	Oncology						**Partnered**
Anti-PD1	Oncology						
Anti-CD70	Oncology						**Partnered**
Bispecific Ab	Oncology						Genmab

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ADURO BIOTECH

Clinical Programs CRS-207: LADD Strain Expressing Mesothelin Tumor Antigen

CRS-207: Pancreatic Cancer Phase 2a: CRS-207 + GVAX (Completed) Demonstrated survival benefit vs. GVAX Pancreas alone Favorable safety profile to date Continue to treat and monitor long-term survivors Phase 2b: CRS-207 + GVAX (Fully Enrolled) Primary endpoint: Overall survival superiority vs. chemotherapy control Quality of life evaluation Top line results expected late Q2 2016 Phase 2b: αPD-1 + CRS-207 + GVAX(Ongoing) Primary endpoint: Overall survival benefit with anti-PD-1 (nivolumab) Interim analysis expected 2H 2016 Investigator-sponsored study supported by Aduro, Bristol-Myers Squibb, Stand Up to Cancer, PanCAN/AACR and Lustgarten Foundation FDA Breakthrough Therapy; US and EU Orphan Drug Designations

CRS-207: Pancreatic Cancer

Promising Phase 2a Results with Long-Term Survivors


93 metastatic pancreatic cancer patients who received or refused prior chemotherapy in metastatic setting (10 sites, U.S.)
R
2:1
Arm A, GVAX Pancreas/CRS-207
24 mo. follow-up
Arm B, GVAX Pancreas
24 mo. follow-up
CRS-207
GVAX Pancreas

Subjects may continue on additional courses of treatment if clinically stable


Survival Probability
1.0
0.9
0.8
0.7
0.6
0.5
0.4
0.3
0.2
0.1
0.0
Median OS
6.1 vs. 3.9 mos.
HR=0.59
p = 0.0172
Long-term Tail
0
3
6
9
12
15
18
21
Time (Months) on Study

Long-term follow-up data:

- Seven patients treated with the GVAX/CRS-207 regimen survived for over three years
- One patient continues to receive GVAX/CRS-207 treatment combination

Data as of October 2013

15

ADURO BIOTECH

CRS-207: Pancreatic Cancer Primary endpoint: Overall survival in Arm A vs Arm C (third line) Statistical design: 80% power, hazard ratio=0.67, α=0.15 (one-sided) Secondary endpoints include: Safety, progression-free survival, tumor response rate and quality of life Top line data expected late Q2 2016 Comprehensive Phase 2b Trial Fully Enrolled Patients may continue on additional courses of treatment if clinically stable 303 metastatic pancreatic cancer patients who received prior chemotherapy in metastatic setting (23 sites, U.S. and Canada) Arm A, GVAX Pancreas/CRS-207 combination 1:1:1 12 mo. follow-up 12 mo. follow-up 12 mo. follow-up Arm B, CRS-207 monotherapy Arm C, Physician’s choice, single-agent chemotherapy Single-Agent Chemotherapy CRS-207 GVAX Pancreas R

24 mo. follow-up CRS-207: Pancreatic Cancer Primary endpoint: Overall survival Secondary endpoints: Clinical response and safety Interim data expected to be reported in 2H 2016 Investigator-sponsored study supported by Aduro, Bristol-Myers Squibb, Stand Up to Cancer, PanCAN/AACR and Lustgarten Foundation Preclinical and Early Clinical Studies Support Combination with Checkpoint Inhibitors Arm B, GVAX Pancreas/CRS-207 combination 1:1 24 mo. follow-up Arm A, nivolumab/GVAX Pancreas/CRS-207 combination nivolumab CRS-207 GVAX Pancreas R 102 metastatic pancreatic cancer patients who received one prior chemotherapy in metastatic setting (5 sites, U.S.) Patients may continue on additional courses of treatment if clinically stable

CRS-207: Pancreatic Cancer Trial design concept Global study in metastatic pancreatic cancer patients who received prior chemotherapy Opportunity to evaluate as a second-line therapy Primary endpoint: Overall survival Final design based on ECLIPSE results Finalize plan in 2H 2016 Technology transfer to CMOs IDT Biologika (CRS-207) Lonza (GVAX Pancreas) Phase 3 Planning and Manufacturing

CRS-207: Mesothelioma Phase 1b: Front line combination of CRS-207 and chemotherapy (Fully Enrolled) Single arm trial in combination with SOC chemotherapy Safety and efficacy data updated at ESMO 2015 59% partial response rate, 94% disease control rate in front line patients Sites remain open for continued exploratory evaluation of CRS-207 with low-dose cyclophosphamide Phase 3: Front line CRS-207 and chemotherapy combination (Planned) Global randomized trial Primary objective: Efficacy of CRS‑207+pem/cis vs pem/cis Objective modified RECIST response rate Overall survival Secondary objectives: Include PFS, improvements in pulmonary function and symptom burden and QOL  North America, Europe and Australia Strong Disease Control Signal in Phase 1b; US and EU Orphan Drug Designations

CRS-207: Mesothelioma Primary endpoints: Safety and immune response Secondary endpoints: Tumor response, time to progression, progression-free survival, overall survival, immune analyses, tumor marker kinetics Survival results expected in 1H 2016 Phase 1b Clinical Trial in Mesothelioma Patients may continue CRS-207 maintenance vaccines every 8 weeks if clinically stable 38 enrolled with non-resectable malignant pleural mesothelioma patients with no prior treatment (5 sites, U.S.) CT Scans Follow until progression Chemotherapy (Pemetrexed/Cisplatin) CRS-207

CRS-207: Mesothelioma Best Overall Response of Target Lesions 85% of subjects experienced tumor shrinkage ESMO 2015

CRS-207 + Epacadostat: Ovarian Cancer Planned Phase 1/2 Trial Design 1:1 R Platinum‑resistant Ovarian, Fallopian, or Peritoneal Cancer Patients Part 1 (Up to 42 patients) Safety & Biomarker Evaluation Part 2 (Up to 86 patients) Primary Objective: Dose Selection Primary Objective: ORR and PFS Patients may continue on additional courses of treatment if clinically stable Arm A, Epacadostat Arm B, CRS-207 Arm C, CRS-207 + Epacadostat CRS-207 Epacadostat (BID) CRS-207 Epacadostat (BID) Arm A, CRS-207 Arm B, CRS-207 + Epacadostat

Cyclic Dinucleotides (CDN) Small Molecules Targeting STING (Stimulator of Interferon Genes)

First-in-Human Clinical Study to Target STING ADU-S100 Clinical Trial in H1 2016 ADU-S100 induces innate immunity through STING STING is the critical receptor to activate immune cells including dendritic cells in the tumor microenvironment IT injection of ADU-S100 leads to an “inflamed” tumor phenotype characterized by infiltrating T lymphocytes IT injection of ADU-S100 stimulates priming of CD8+ T cells specific for any individuals’ unique neo-antigens ADU-S100 is an off-the-shelf small molecule approach to patient-specific immunotherapy Corrales and Gajewski., 2015, Clin. Can. Res.

CDN: Encouraging Preclinical Data Activity in B16 Melanoma Tumor Model Significantly Better than TLR Ligands Groups: (N=8) Proprietary CDN versus TLR Ligands Proprietary CDN versus Naturally Occurring Injections P<.05 Groups: (N=8) Injections P<.05

CDN: Protective Immunity in Preclinical Model B16 subcutaneous injection in the flank (Day 0) followed by IV injection (Day 7) ADU-S100 IT treatment course (Days 14, 17, 21) on primary flank tumor Immunity in Lung Metastases Following IT Injection of Primary Tumor * * * Groups: (N=8) B16 Tumor Model Lung Metastases P<.001 HBSS ADU-S100 HBSS ADU-S100

ADU-S100: Solid Tumors or Lymphomas Two-part study to assess the safety/tolerability in patients with cutaneously accessible, treatment-refractory primary or metastatic solid tumors or lymphomas Part 1: dose escalation in cohorts of 3-6 pts Part 2: dose expansion arms to better characterize safety/efficacy Potential future combinations include immune checkpoint inhibitors and chemo/radiotherapy Phase 1 STING Agonist Clinical Trial > Additional cycles to progressive disease ADU-S100 Part 1 (>21 patients) Safety & Biomarker Evaluation UV-induced tumors Part 2 (approximately 50 patients each arm) q.weekly > Additional cycles to progressive disease ADU-S100 non UV-induced tumors > Additional cycles to progressive disease ADU-S100 ADU-S100 Primary Objective: Safety and Tolerability

Cyclic Dinucleotides (CDN) Breadth of Potential Product and Combination Opportunities CDN Intratumoral Delivery Oncology Systemic Delivery Oncology Antibody Conjugation Oncology Vaccine Adjuvant Infectious Disease STING Blockade Autoimmunity / Inflammation Vaccine Adjuvant Oncology Not Partnered

Acquisition, Collaborations and Intellectual Property

Acquisition of BioNovion in 2015 Immunotherapy pipeline includes assets that inhibit clinically validated immune checkpoint pathways May be used alone or in combination with the LADD and CDN platforms to increase immunotherapy potency and durability Broad library of therapeutic antibodies APRIL inhibitor, a survival factor relevant to hematologic malignancies Immune checkpoint inhibitors targeting PD1, CTLA4 and other pathways Additional inhibitors and agonists targeting pathways that modulate both innate and adaptive regulators of the immune response Existing collaboration with Genmab Proven track record of successful antibody development Launched Aduro Biotech Europe Monoclonal Antibody Discovery and Development

Robust Collaboration with Janssen Pharmaceuticals Initiated two Phase 1 trials in lung and prostate cancer using LADD candidates (ADU-214 and ADU-741) Prostate Cancer Global License to ADU-741 and permitted derivatives $12M upfront $365M total upfront and potential milestones Tiered mid single-digit to low teens royalties Lung Cancer Global License to ADU-214 and permitted derivatives $30M upfront $817M total upfront and potential milestones Tiered high single-digit to low teens royalties Validates versatility of LADD platform technology Two Major LADD Collaborations Executed in 2014

Major STING Oncology Collaboration with Novartis Structure Worldwide covering STING agonists from either company for oncology Joint research and development Aduro leads U.S. commercialization and books U.S. sales NVS leads ex-U.S. commercialization and books ex-U.S. sales Financial Terms $200M upfront $50M equity investment Up to $500M in development milestones Profit/expense share U.S., major European countries and Japan; royalties ROW Aduro retains all rights to CDN technology platform outside of oncology Co-Development, Co-Commercialization, Aduro Books U.S. Sales

Aduro Maintains Global Rights to Broad Portfolio CRS-207 (mesothelin antigen) Pancreatic cancer: Breakthrough Therapy designation with GVAX Pancreas Mesothelioma: Strong Phase 1b response data Additional mesothelin-expressing cancers: i.e. ovarian cancer ADU-623 (NYESO-1 and EGFRvIII antigens) Glioblastoma: Ongoing Phase 1 clinical trial LADD platform expansion to target additional cancer types New product candidates with proprietary antigen combinations under evaluation CDNs in significant therapeutic areas beyond oncology Autoimmune diseases Infectious diseases B-select mAbs may be used alone or in combination with LADD and CDN platforms in multiple cancer types Including Lead LADD Programs in Pancreatic Cancer and Mesothelioma

Intellectual Property and Exclusivity in the United States Global Rights (inclusive of in-licensed patents) >200 issued composition and methods patents >50 pending applications Extensive Patent Portfolio and Favorable Regulatory Designations Technology Nominal Expiration Market and Data Exclusivity Additional Protection LADD 2022-27 Orphan Drug (CRS-207 for the treatment of Pancreatic Cancer and Mesothelioma) Biosimilars Act Proprietary Strains Manufacturing CDN 2025-36 TBD Manufacturing Formulation GVAX 2016-22 Orphan Drug (GVAX Pancreas for the treatment of Pancreatic Cancer) Biosimilars Act Proprietary Cell Lines Manufacturing As of March 31, 2015

Financials and Milestones

2015 Financials Cash & cash equivalents as of 9/30/2015 $448.4 M Operating expenses through 9/30/2015 $55.0 M Shares outstanding as of 9/30/2015 62.3 M Strong Financial Position

Upcoming Milestones

Significant Catalysts Expected in 2016

Program	Milestone	Q1 2016	Q2 2016	H1 2016	H2 2016
CRS-207 for Pancreatic Cancer	**ECLIPSE (GVAX Pancreas + CRS-207)**				
	Report Phase 2b top line results		★		
	STELLAR (nivolumab + GVAX Pancreas + CRS-207)				
	Report Phase 2b interim analysis				★
	Finalize Phase 3 trial design				★
CRS-207 for Mesothelioma	Report final Phase 1b top line results			★	
	Initiate randomized global Phase 3 clinical trial		★		
ADU-S100 for Multiple Cancers	Initiate Phase 1 trial in collaboration with Novartis			★	
CRS-207 + Epacadostat for Ovarian Cancer	Initiate Phase 1 trial in collaboration with Incyte	★			
Janssen Milestone Payments	Clinical progress			★	
Novartis Milestone Payment	Phase 1 trial initiation			★	

37

Aduro Highlights Three diverse and versatile immunotherapy platforms LADD – novel, live-attenuated Listeria platform to deliver tumor antigens Survival benefit demonstrated in randomized Phase 2 trial in pancreatic cancer trial 94% disease control rate in Phase 1b mesothelioma trial Two Phase 1 trials in lung and prostate cancer underway by Janssen Pharmaceuticals Phase 1/2 trial in ovarian cancer planned in collaboration with Incyte CDN – small molecule immune modulators with broad therapeutic potential Major oncology collaboration with Novartis Phase 1 trial in accessible tumors planned Maintain rights in all ex-oncology areas, including autoimmune and infectious diseases B-select mAbs – acquired proprietary technology and preclinical assets Multiple checkpoint inhibitors and receptor-activating agonists Strategies for monotherapies and combination regimens Strong financial and IP position

Company Overview January 2016